ContiMortgage 1996-2 CS First Boston Computational Materials



FIXED RATE COLLATERAL SUMMARY
 Total Number of Loans                  5,244   Level Pay/Balloon  44.92%/55.08%
 Total Outstanding Loan Balance  $334,201,562   1st Lien/2nd Lien  93.10%/6.90%

                                        RANGE             % TOTAL     # LOANS
  Avg Loan Balance $ 63,730.28          <= 24,999.99        3.49         613
  Highest Balance  $375,000.00   25,000 -  49,999.99       20.29       1,800
                                 50,000 -  74,999.99       24.93       1,362
                                 75,000 -  99,999.99       17.10         663
                                100,000 - 199,999.99       28.25         725
                                200,000 - 299,999.99        4.74          69
                                300,000 - 399,999.99        1.20          12

                                        RANGE             % TOTAL     # LOANS
  Wtd Avg Coupon        11.18%        7.00% -  8.99%        5.59         240
  Highest Coupon        18.55%        9.00% - 10.99%       47.57       2,200
  Lowest Coupon          7.50%       11.00% - 12.99%       35.30       1,923
                                     13.00% - 14.99%        9.58         709
                                     15.00% - 16.99%        1.71         149
                                     17.00% - 18.99%        0.25          23

                                           RANGE      LEVEL PAY   BALLOON
  Wtd Avg Remaining Term   204.24          1 -  83      0.20%       0.00%
  Highest Remaining Term      360         84 - 119      1.19%       0.00%
  Lowest Remaining Term        58        120 - 180     14.60%      55.08%
                                         181 - 240     21.14%       0.00%
                                         241 - 360      7.79%       0.00%

  Wtd Avg Seasoning          1.02
  Highest Seasoning            22
  Lowest Seasoning              0

                                         RANGE            % TOTAL     # LOANS
  Wtd Avg Orig CLTV      74.11%      0.01% -  65.00%       20.78       1,458
  Highest CLTV              95%     65.01% -  75.00%       25.20       1,334
                                    75.01% -  80.00%       29.11       1,421
                                    80.01% -  85.00%       16.03         713
                                    85.01% -  90.00%        8.88         318


  Property Type                      Occupancy Status
    Single Family        90.37%        Primary Residence   96.07%
    Two to Four Family    7.70%        Other                3.93%
    Other                 1.93%

  Geographics NJ 9%, NY 9%, MI 9%, OH 8%, PA 7%, IL 7%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

          ContiMortgage 1996-2 CS First Boston Computational Materials



FLOATING RATE COLLATERAL SUMMARY
  Total Number of Loans                   638   Level Pay/Balloon  99.55%/0.45%
  Total Outstanding Loan Balance  $52,461,557   1st Lien            100%
                                        RANGE             % TOTAL     # LOANS
  Avg Loan Balance $ 82,228.15         <=  24,999.99        0.66          18
  Highest Balance  $337,500.00   25,000 -  49,999.99       12.57         170
                                 50,000 -  74,999.99       18.71         158
                                 75,000 -  99,999.99       20.96         128
                                100,000 - 149,999.99       21.88          98
                                150,000 - 199,999.99       14.44          44
                                200,000 - 274,999.99        7.19          16
                                275,000 - 350,999.99        3.59           6

                                        RANGE             % TOTAL     # LOANS
  Wtd Avg Coupon         9.85%        7.00% -  8.99%       28.14         134
  Highest Coupon        14.19%        9.00% -  9.99%       32.08         202
  Lowest Coupon          7.45%       10.00% - 10.99%       22.43         165
                                     11.00% - 11.99%       12.72          95
                                     12.00% - 13.99%        3.96          37
                                     14.00% - 14.99%        0.67           5

  6 Month LIBOR                     100.00%
  Periodic Cap 1.0%/1.5%             94.08%/5.92%
  Wtd Avg Months to Next Rate Roll    4.63

                                        RANGE             % TOTAL     # LOANS
  Wtd Avg Margin        6.67%         2.00% -  4.99%        8.56          40
  Highest Margin       10.75%         5.00% -  5.99%       19.40         103
  Lowest Margin         2.50%         6.00% -  6.99%       30.42         184
                                      7.00% -  7.99%       31.55         244
                                      8.00% -  8.99%        8.40          52
                                      9.00% - 10.99%        1.67          15

                                        RANGE             % TOTAL     # LOANS
  Wtd Avg Life Cap     16.09%        13.00% - 14.99%       18.00          89
  Highest Life Cap     20.19%        15.00% - 15.99%       34.24         205
  Lowest Life Cap      13.45%        16.00% - 16.99%       29.83         202
                                     17.00% - 18.99%       15.29         115
                                     19.00% - 20.99%        2.64          27

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

          ContiMortgage 1996-2 CS First Boston Computational Materials



FLOATING RATE COLLATERAL SUMMARY CONTINUED

                                           RANGE      % TOTAL     # LOANS
  Wtd Avg Remaining Term   355.21          1 -  84      0.00%         0
  Highest Remaining Term      360         85 - 120      0.10%         2
  Lowest Remaining Term       119        121 - 180      1.29%        14
                                         181 - 240      1.12%        10
                                         241 - 360     97.49%       612



  Wtd Avg Seasoning           .82
  Highest Seasoning            11
  Lowest Seasoning              0


                                        RANGE             % TOTAL     # LOANS
  Wtd Avg Orig CLTV      74.77%      0.01% -  65.00%       14.12         113
  Highest CLTV             100%     65.01% -  70.00%       11.15          81
                                    70.01% -  75.00%       19.24         126
                                    75.01% -  80.00%       39.00         235
                                    80.01% -  85.00%       15.68          79
                                    85.01% - 100.00%        0.81           4


  Property Type                     Occupancy Status
    Single Family        94.47%       Primary Residence    99.00%
    Two to Four Family    3.27%       Other                 1.00%
    Other                 2.26%

  Geographics MI 43%, IL 8%, OH 7%, CA 6%, UT 4%, AZ 4%




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

          ContiMortgage 1996-2 CS First Boston Computational Materials



BOND PROFILE SUMMARY

                             Avg.    CBE            1st   Last   Mod.  Legal
Class   Original    Coupon   Life  Yield            Pay    Pay   Dur.  Final
 Name        Par       (%)  (yrs)    (%)   Price (mm/yy)(mm/yy) (yrs) (mm/yy)
- -----------------------------------------------------------------------------
To Maturity:
A1     29,000,000    5.62   0.52   5.686  100-00   7/96    6/97  0.50   7/97
A2    118,000,000    6.55   1.00   6.369  100-00   7/96    2/98  0.94   6/10
A3     54,000,000    6.75   2.01   6.702  100-00   2/98   11/98  1.82   4/11
A4     82,500,000    6.95   3.03   6.949  100-00  11/98    4/00  2.64   4/11
A5     21,500,000    7.15   4.04   7.176  100-00   4/00   10/00  3.40   4/11
A6     62,500,000    7.40   5.21   7.446  100-00  10/00   10/02  4.17   6/11
A7     43,000,000    7.70   7.42   7.770  100-00  10/02    4/05  5.45   2/15
A8     39,500,000    8.10  11.42   8.194  100-00   4/05    6/11  7.13   7/27
A9     55,000,000    FLOAT  4.63   5.987  100-00   7/96    1/20         7/27
- ----------------------------------------
To Call:
A8     39,500,000    8.10   8.83   8.186  100-00   4/05    4/05  6.08   7/27
A9     55,000,000    FLOAT  3.98   5.954  100-00   7/96    4/05         7/27

(1) Fixed Rate Certificates (Class A1-A8) Prepayment Curve (PPC)= 115% of PPC. A 100% Prepayment Assumption assumes prepayments start at 4% in month 1, rise by 1.455 per month to 20% CPR in month 12 at 20% CPR thereafter on a seasoning adjusted basis.
(2) Adjustable Rate Certificates (Class A9) Prepayment Curve (PPC) = 18% CPR throughout the life of the collateral.
(3) Coupon and price are assumed for computational materials.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

          ContiMortgage 1996-2 CS First Boston Computational Materials

BOND PROFILE SUMMARY

            % of PPC:     0%     50%     100%    115%    125%    150%    200%
Implied Seasoned CPR:     0%     10%      20%     23%     25%     30%     40%
- -----------------------------------------------------------------------------


CLASS A1 $29,000,000; Legal Final 7/97
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 5.62%; Assumed Price: 100-00)
Bond Yield:             5.69    5.69     5.69    5.69    5.69    5.69    5.69
Average Life:           1.36    0.52     0.52    0.52    0.52    0.52    0.52
Mod. Duration:          1.25    0.50     0.50    0.50    0.50    0.50    0.50
First Prin Pay:         7/96    7/96     7/96    7/96    7/96    7/96    7/96
Last Prin Pay:         11/99    6/97     6/97    6/97    6/97    6/97    6/97
- -----------------------------------------------------------------------------


CLASS A2 $118,000,000; Legal Final 6/10
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.55%; Assumed Price: 100-00)
Bond Yield:             6.60    6.50     6.40    6.37    6.35    6.31    6.23
Average Life:           9.19    1.95     1.12    1.00    0.94    0.82    0.65
Mod. Duration:          6.56    1.76     1.04    0.94    0.88    0.77    0.62
First Prin Pay:        11/99    8/96     7/96    7/96    7/96    7/96    7/96
Last Prin Pay:         11/09   11/99     5/98    2/98    1/98   10/97    7/97
- -----------------------------------------------------------------------------


CLASS A3 $54,000,000; Legal Final 4/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.75%; Assumed Price: 100-00)
Bond Yield:             6.82    6.77     6.72    6.70    6.69    6.67    6.62
Average Life:          14.48    4.14     2.27    2.01    1.87    1.59    1.24
Mod. Duration:          8.97    3.50     2.04    1.82    1.70    1.46    1.16
First Prin Pay:        11/09   11/99     5/98    2/98    1/98   10/97    7/97
Last Prin Pay:          4/11    5/01     2/99   11/98    8/98    4/98   11/97
- -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

          ContiMortgage 1996-2 CS First Boston Computational Materials

BOND PROFILE SUMMARY

            % of PPC:     0%     50%     100%    115%    125%    150%    200%
Implied Seasoned CPR:     0%     10%      20%     23%     25%     30%     40%
- -----------------------------------------------------------------------------


CLASS A4 $82,000,000; Legal Final 4/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.95%; Assumed Price: 100-00)
Bond Yield:             7.02    7.00     6.96    6.95    6.94    6.92    6.88
Average Life:          14.83    6.36     3.45    3.03    2.80    2.35    1.77
Mod. Duration:          8.98    4.97     2.97    2.64    2.46    2.10    1.62
First Prin Pay:         4/11    5/01     2/99   11/98    8/98    4/98   11/97
Last Prin Pay:          4/11    6/04    10/00    4/00   12/99    5/99    8/98
- -----------------------------------------------------------------------------


CLASS A5 $21,500,000; Legal Final 4/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 7.15%; Assumed Price: 100-00)
Bond Yield:             7.23    7.21     7.18    7.18    7.17    7.15    7.12
Average Life:          14.83    8.50     4.62    4.04    3.73    3.11    2.28
Mod. Duration:          8.86    6.17     3.81    3.40    3.17    2.70    2.04
First Prin Pay:         4/11    6/04    10/00    4/00   12/99    5/99    8/98
Last Prin Pay:          4/11    6/05     5/01   10/00    6/00   10/99   11/98


CLASS A6 $62,500,000; Legal Final 6/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 7.40%; Assumed Price: 100-00)
Bond Yield:             7.48    7.48     7.45    7.45    7.44    7.43    7.40
Average Life:          14.93   10.81     5.96    5.21    4.79    3.98    2.93
Mod. Duration:          8.75    7.18     4.65    4.17    3.90    3.33    2.54
First Prin Pay:         4/11    6/05     5/01   10/00    6/00   10/99   11/98
Last Prin Pay:          6/11    5/09     9/03   10/02    4/02    4/01   12/99
- -----------------------------------------------------------------------------


CLASS A7 $43,000,000; Legal Final 2/15
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 7.70%; Assumed Price: 100-00)
Bond Yield:             7.79    7.79     7.77    7.77    7.77    7.76    7.74
Average Life:          16.31   14.28     8.49    7.42    6.83    5.66    4.13
Mod. Duration:          8.97    8.38     6.01    5.45    5.12    4.43    3.42
First Prin Pay:         6/11    5/09     9/03   10/02    4/02    4/01   12/99
Last Prin Pay:         11/14    4/11     7/06    4/05    8/04    3/03    5/01
- -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

          ContiMortgage 1996-2 CS First Boston Computational Materials

BOND PROFILE SUMMARY

            % of PPC:     0%     50%     100%    115%    125%    150%    200%
Implied Seasoned CPR:     0%     10%      20%     23%     25%     30%     40%
- -----------------------------------------------------------------------------


CLASS A8 $39,500,000; Legal Final 7/27
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 8.10%; Assumed Price: 100-00)
Bond Yield:             8.21    8.20     8.20    8.19    8.19    8.19    8.17
Average Life:          22.57   15.77    12.66   11.42   10.62    8.88    6.46
Mod. Duration:          9.94    8.58     7.61    7.13    6.82    6.05    4.81
First Prin Pay:        11/14    4/11     7/06    4/05    8/04    3/03    5/01
Last Prin Pay:          8/25    3/18     2/12    6/11    4/11    7/10   10/06
- ----------------------
CALL (Assumed Coupon 8.10%; Assumed Price: 100-00)
Bond Yield:             8.21    8.20     8.19    8.19    8.18    8.18    8.16
Average Life:          21.11   14.82    10.08    8.83    8.08    6.74    4.91
Mod. Duration:          9.75    8.34     6.65    6.08    5.72    5.01    3.91
First Prin Pay:        11/14    4/11     7/06    4/05    7/04    3/03    5/01
Last Prin Pay:          6/19    4/11     7/06    4/05    7/04    3/03    5/01
- -----------------------------------------------------------------------------
(3) Class A-8 is subject to an available funds cap equal to the Net WAC on the collateral.


                 CPR:     0%      8%      16%     18%     20%     24%     32%
- -----------------------------------------------------------------------------
CLASS A9 $55,000,000; Legal Final 7/27
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon FLOAT; Assumed Price: 100-00)
Average Life:          21.61    9.38     5.21    4.63    4.15    3.41    2.46
First Prin Pay:         7/96    7/96     7/96    7/96    7/96    7/96    7/96
Last Prin Pay:          2/26    9/25    11/21    1/20    3/18   10/14   12/09
- ----------------------
TO CALL (Assumed Coupon FLOAT; Assumed Price: 100-00)
Average Life:          19.55    7.92     4.51    3.98    3.58    2.96    2.14
First Prin Pay:         7/96    7/96     7/96    7/96    7/96    7/96    7/96
Last Prin Pay:          6/19    4/11     7/06    4/05    7/04    3/03    5/01
- -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

          ContiMortgage 1996-2 CS First Boston Computational Materials
Schedule of Monthly Available Funds Caps for Class A-9 Adjustable Rate Certificates

Assumes 6 month LIBOR remains constant at 5.625%
- ---------------------------      --------------------------    ----------------------------      --------------------------
  MONTHS     COUPON CAP            MONTHS     COUPON CAP         MONTHS     COUPON CAP            MONTHS     COUPON CAP
- ---------------------------      --------------------------    ----------------------------      --------------------------

7/15/96         9.26             4/15/00         11.20           1/15/04        11.20               10/15/07        11.20
8/15/96         9.26             5/15/00         11.20           2/15/04        11.20               11/15/07        11.20
9/15/96         9.27             6/15/00         11.20           3/15/04        11.20               12/15/07        11.20
10/15/96        9.31             7/15/00         11.20           4/15/04        11.20               1/15/08         11.20
11/15/96        9.69             8/15/00         11.20           5/15/04        11.20               2/15/08         11.20
12/15/96        10.19            9/15/00         11.20           6/15/04        11.20               3/15/08         11.20
1/15/97         10.29            10/15/00        11.20           7/15/04        11.20               4/15/08         11.20
2/15/97         10.29            11/15/00        11.20           8/15/04        11.20               5/15/08         11.20
3/15/97         10.30            12/15/00        11.20           9/15/04        11.20               6/15/08         11.20
4/15/97         10.34            1/15/01         11.20           10/15/04       11.20               7/15/08         11.20
5/15/97         10.70            2/15/01         11.20           11/15/04       11.20               8/15/08         11.20
6/15/97         11.20            3/15/01         11.20           12/15/04       11.20               9/15/08         11.20
7/15/97         11.29            4/15/01         11.20           1/15/05        11.20               10/15/08        11.20
8/15/97         10.80            5/15/01         11.20           2/15/05        11.20               11/15/08        11.20
9/15/97         10.80            6/15/01         11.20           3/15/05        11.20               12/15/08        11.20
10/15/97        10.80            7/15/01         11.20           4/15/05        11.20               1/15/09         11.20
11/15/97        10.94            8/15/01         11.20           5/15/05        11.20               2/15/09         11.20
12/15/97        11.13            9/15/01         11.20           6/15/05        11.20               3/15/09         11.21
1/15/98         11.20            10/15/01        11.20           7/15/05        11.20               4/15/09         11.21
2/15/98         11.20            11/15/01        11.20           8/15/05        11.20               5/15/09         11.21
3/15/98         11.20            12/15/01        11.20           9/15/05        11.20               6/15/09         11.21
4/15/98         11.20            1/15/02         11.20           10/15/05       11.20               7/15/09         11.21
5/15/98         11.20            2/15/02         11.20           11/20/05       11.20               8/15/09         11.21
6/15/98         11.20            3/15/02         11.20           12/15/05       11.20               9/15/09         11.21
7/15/98         11.20            4/15/02         11.20           1/15/06        11.20               10/15/09        11.21
8/15/98         11.20            5/15/02         11.20           2/15/06        11.20               11/15/09        11.21
9/15/98         11.20            6/15/02         11.20           3/15/06        11.20               12/15/09        11.21
10/15/98        11.20            7/15/02         11.20           4/15/06        11.20               1/15/10         11.21
11/15/98        11.20            8/15/02         11.20           5/15/06        11.20               2/15/10         11.21
12/15/98        11.20            9/15/02         11.20           6/15/06        11.20               3/15/10         11.21
1/15/99         11.20            10/15/02        11.20           7/15/06        11.20               4/15/10         11.21
2/15/99         11.20            11/15/02        11.20           8/15/06        11.20               5/15/10         11.21
3/15/99         11.20            12/15/02        11.20           9/15/06        11.20               6/15/10         11.21
4/15/99         11.20            1/15/03         11.20           10/15/06       11.20               7/15/10         11.21
5/15/99         11.20            2/15/03         11.20           11/15/06       11.20               8/15/10         11.21
6/15/99         11.20            3/15/03         11.20           12/15/06       11.20               9/15/10         11.21
7/15/99         11.20            4/15/03         11.20           1/15/07        11.20               10/15/10        11.21
8/15/99         11.20            5/15/03         11.20           2/15/07        11.20               11/15/10        11.21
9/15/99         11.20            6/15/03         11.20           3/15/07        11.20               12/15/10        11.21
10/15/99        11.20            7/15/03         11.20           4/15/07        11.20               1/15/11         11.21
11/15/99        11.20            8/15/03         11.20           5/15/07        11.20               2/15/11         11.21
12/15/99        11.20            9/15/03         11.20           6/15/07        11.20               3/15/11         11.21
1/15/00         11.20            10/15/03        11.20           7/15/07        11.20
2/15/00         11.20            11/15/03        11.20           8/15/07        11.20
3/15/00         11.20            12/15/03        11.20           9/15/07        11.20


(1) Available Funds Cap equals gross WAC on collateral minus 0.59% in months 1 to 12 and minus 1.09% thereafter.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


          ContiMortgage 1996-2 CS First Boston Computational Materials
Schedule of Monthly Available Funds Caps for Class A-9 Adjustable Rate Certificates

Assumes 6 month LIBOR remains constant at 5.625%
- ---------------------------      --------------------------       --------------------------      --------------------------
  MONTHS     COUPON CAP            MONTHS     COUPON CAP           MONTHS     COUPON CAP            MONTHS     COUPON CAP
- ---------------------------      --------------------------       --------------------------      --------------------------

4/15/11         11.21               1/15/15         11.20             10/15/18        11.20         7/15/22         11.21
5/15/11         11.21               2/15/15         11.20             11/15/18        11.20         8/15/22         11.21
6/15/11         11.20               3/15/15         11.20             12/15/18        11.20         9/15/22         11.21
7/15/11         11.20               4/15/15         11.20             1/15/19         11.20         10/15/22        11.21
8/15/11         11.20               5/15/15         11.20             2/15/19         11.20         11/15/22        11.21
9/15/11         11.20               6/15/15         11.20             3/15/19         11.20         12/15/22        11.21
10/15/11        11.20               7/15/15         11.20             4/15/19         11.20         1/15/23         11.21
11/15/11        11.20               8/15/15         11.20             5/15/19         11.20         2/15/23         11.21
12/15/11        11.20               9/15/15         11.20             6/15/19         11.20         3/15/23         11.21
1/15/12         11.20               10/15/15        11.20             7/15/19         11.20         4/15/23         11.21
2/15/12         11.20               11/15/15        11.20             8/15/19         11.20         5/15/23         11.21
3/15/12         11.20               12/15/15        11.20             9/15/19         11.20         6/15/23         11.21
4/15/12         11.20               1/15/16         11.20             10/15/19        11.20         7/15/23         11.21
5/15/12         11.20               2/15/16         11.20             11/15/19        11.20         8/15/23         11.21
6/15/12         11.20               3/15/16         11.20             12/15/19        11.20         9/15/23         11.21
7/15/12         11.20               4/15/16         11.20             1/15/20         11.20         10/15/23        11.21
8/15/12         11.20               5/15/16         11.20             2/15/20         11.20         11/15/23        11.21
9/15/12         11.20               6/15/16         11.20             3/15/20         11.20         12/15/23        11.21
10/15/12        11.20               7/15/16         11.20             4/15/20         11.20         1/15/24         11.21
11/15/12        11.20               8/15/16         11.20             5/15/20         11.20         2/15/24         11.21
12/15/12        11.20               9/15/16         11.20             6/15/20         11.20         3/15/24         11.21
1/15/13         11.20               10/15/16        11.20             7/15/20         11.20         4/15/24         11.21
2/15/13         11.20               11/15/16        11.20             8/15/20         11.20         5/15/24         11.21
3/15/13         11.20               12/15/16        11.20             9/15/20         11.20         6/15/24         11.21
4/15/13         11.20               1/15/17         11.20             10/15/20        11.20         7/15/24         11.21
5/15/13         11.20               2/15/17         11.20             11/15/20        11.20         8/15/24         11.21
6/15/13         11.20               3/15/17         11.20             12/15/20        11.20         9/15/24         11.21
7/15/13         11.20               4/15/17         11.20             1/15/21         11.20         10/15/24        11.21
8/15/13         11.20               5/15/17         11.20             2/15/21         11.20         11/15/24        11.21
9/15/13         11.20               6/15/17         11.20             3/15/21         11.20         12/15/24        11.21
10/15/13        11.20               7/15/17         11.20             4/15/21         11.20         1/15/25         11.21
11/15/13        11.20               8/15/17         11.20             5/15/21         11.20         2/15/25         11.22
12/15/13        11.20               9/15/17         11.20             6/15/21         11.20         3/15/25         11.22
1/15/14         11.20               10/15/17        11.20             7/15/21         11.20         4/15/25         11.22
2/15/14         11.20               11/15/17        11.20             8/15/21         11.20         5/15/25         11.22
3/15/14         11.20               12/15/18        11.20             9/15/21         11.21         6/15/25         11.22
4/15/14         11.20               1/15/18         11.20             10/15/21        11.21         7/15/25         11.22
5/15/14         11.20               2/15/18         11.20             11/15/21        11.21         8/15/25         11.22
6/15/14         11.20               3/15/18         11.20             12/15/21        11.21         9/15/25         11.22
7/15/14         11.20               4/15/18         11.20             1/15/22         11.21         10/15/25        11.22
8/15/14         11.20               5/15/18         11.20             2/15/22         11.21         11/15/25        11.21
9/15/14         11.20               6/15/18         11.20             3/15/22         11.21         12/15/25        11.21
10/15/14        11.20               7/15/18         11.20             4/15/22         11.21         1/15/26         11.20
11/15/14        11.20               8/15/18         11.20             5/15/22         11.21         2/15/26         11.17
12/15/14        11.20               9/15/18         11.20             6/15/22         11.21


(1) Available Funds Cap equals gross WAC on collateral minus 0.59% in months 1 to 12 and minus 1.09% thereafter.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.